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Exhibit 4.4

$170,000,000

10 3/4% Senior Secured Notes due 2008

of

Herbst Gaming, Inc.
Company

Cardivan, Company
Corral Coin, Inc.
Corral Country Coin, inc.
E-T-T, Inc.
E-T-T Enterprises L.L.C.
Flamingo Paradise Gaming, LLC
Market Gaming, Inc.
Guarantors

THIRD SUPPLEMENTAL INDENTURE
Dated as of February 6, 2003

To

INDENTURE
Dated as of August 24, 2001

The Bank of New York
As Trustee

        This THIRD SUPPLEMENTAL INDENTURE, dated as of February 6, 2003 (this "Third Supplemental Indenture"), to the Indenture (as defined below) is by and between The Bank of New York, as Trustee (the "Trustee"), and Herbst Gaming, Inc., a Nevada corporation (the "Company") and Cardivan Company, a Nevada corporation, Corral Coin, Inc., a Nevada corporation, Corral Country Coin, Inc., a Nevada corporation, E-T-T, Inc., a Nevada corporation, E-T-T Enterprises L.L.C., a Nevada limited-liability company, Flamingo Paradise Gaming, LLC, a Nevada limited-liability company, and Market Gaming, Inc., a Nevada corporation (collectively, the "Guarantors").

RECITALS

        A.    The Company, the Guarantors and the Trustee are parties to that certain Indenture, dated as of August 24, 2001 (the "Original Indenture"), as amended by the First Supplemental Indenture, dated as of August 23, 2002 (the "First Supplemental Indenture"), and as further amended by the Second Supplemental Indenture, dated as of January 23, 2003 (the "Second Supplemental Indenture" and together with the Original Indenture and the First Supplemental Indenture, the "Indenture"), among the Company, the Guarantors and the Trustee, pursuant to which the Company's 10 3/4% Senior Secured Notes due 2008 (the "Notes") were originally issued. Terms not otherwise defined herein have the meaning assigned to them in the Indenture.

        B.    Section 9.01 of the Indenture authorizes the Trustee to enter into supplemental indentures to (i) amend or supplement the Indenture, the Collateral Documents or the Notes to cure an ambiguity, defect or inconsistency without the consent of the Holders (ii) enter into additional Collateral Documents for the Additional Notes.

        C.    The Company discovered that (i) certain information was omitted from the Definitive Note and that the back of the Definitive Note differed from the form of Definitive Note contained as exhibits to the Original Indenture and (ii) certain Collateral Documents were required to be amended in light of the offering of $47,000,000 of aggregate principal amount of Additional Notes.

        D.    The Company, the Guarantors and the Initial Purchasers and their respective counsel all contemplated (i) that Additional Notes were permitted to be issued under the Indenture at the time the Indenture was executed and (ii) the aggregate principal amount of Notes issued or to be issued under the Indenture would, upon issuance of Additional Notes, exceed the aggregate principal amount of the Initial Notes.

        E.    The Trustee, the Company and the Guarantors desire to cure these inconsistencies with the Indenture and make changes to the Definitive Note and the Collateral Documents consistent with the issuance of the Additional Notes in the manner set forth herein.

        F.    Each of the Company and the Guarantors have authorized the execution and delivery of this Third Supplemental Indenture and the amendment to the Definitive Note and Collateral Documents attached hereto and incorporated herein by this reference as Schedules 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15 and 16 and the Trustee has received an Opinion of Counsel pursuant to Sections 9.06 and 13.04 of the Indenture and an Officers' Certificate of the Company pursuant to Sections 9.06 and 13.04 of the Indenture and, therefore, the Company, the Guarantors and the Trustee are authorized to execute and deliver this Third Supplemental Indenture and the amendments to the Definitive Note and Collateral Documents attached hereto.

        G.    All other conditions precedent and requirements necessary to make this Third Supplemental Indenture when duly executed and delivered, a valid and binding agreement, enforceable in accordance with its terms (subject to the provisions pf this Third Supplemental Indenture becoming operative as provided in Section 3 below), have been performed and fulfilled.

        NOW, THEREFORE, the parties hereto agree as follows:

1.
Amendment to Definitive Note.

1.1
Deletions.

          (a)  The text contained in the back of the Definitive Note is hereby deleted in its entirety and replaced with the following:

  "Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

  1. INTEREST. Herbst Gaming, Inc., a Nevada corporation (the "Company"), promises to pay interest on the principal amount of this Note at 10 3/4% per annum from August 24, 2001 until maturity and shall pay the Liquidated Damages payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Company will pay interest and Liquidated Damages semi-annually in arrears on March 1 and September 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be March 1, 2002. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

  2. METHOD OF PAYMENT. The Company will pay interest on the Notes (except defaulted interest) and Liquidated Damages to the Persons who are registered Holders of Notes at the close of business on the February 15 or August 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest and Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Liquidated Damages on, all Global Notes and all other Notes held by a Holder of at least $2.5 million in aggregate principal amount of Notes if such Holder shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

  3. PAYING AGENT AND REGISTRAR. Initially, The Bank of New York, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

  4. INDENTURE AND COLLATERAL DOCUMENTS. The Company issued the Notes under an Indenture dated as of August 24, 2001 ("Indenture") among the Company, the Subsidiary Guarantor and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the indenture shall govern and be controlling. The Notes are secured obligations of the Company limited to $170.0 million in aggregate principal amount, plus the aggregate principal amount of Additional Notes issued in accordance with the Indenture; provided, that the Company may only issue Additional Notes under the Indenture if at the time of such issuance the Fixed Charge Coverage Ratio for the Company's most recently ended full fiscal quarters for which internal financial statements are available immediately preceding the date on which such Additional Notes are issued would have been at least 2.0 to 1.0, determined on a pro forma basis (including the pro forma application of the net proceeds therefrom) as if the Additional Notes had been issued at the beginning of such four-quarter period. The Notes are secured by the collateral set forth in the Collateral Documents.

  5. OPTIONAL REDEMPTION.

          (a)  Except as set forth in subparagraph (b) of this Paragraph 5, the Company shall not have the option to redeem the Notes prior to September 1, 2005. On or after September 1, 2005, the Company shall have the option to redeem the Notes, in whole or in part, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on September 1 of the years indicated below:

Year	Percentage
2005	105.375%
2006	102.688%
2007 and thereafter	100.000%

          (b)  Notwithstanding the provisions of subparagraph (a) of this Paragraph 5, prior to September 1, 2004, the Company may redeem up to 35% of the aggregate principal amount of Notes at a redemption price equal to 110.75% of the aggregate principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, with the net proceeds of an Initial Public Offering by the Company; provided(i) that at least 65% of the aggregate principal amount of the Notes remain outstanding immediately after the occurrence of such redemption and that (ii) the redemption occurs within 45 days of the date of the closing of such Initial Public Offering.

  6. MANDATORY DISPOSITION OR REDEMPTION PURSUANT TO GAMING LAWS.

          If any Gaming Authority requires that a Holder or Beneficial Owner of Notes be licensed, qualified or found suitable under any applicable Gaming Law and such Holder or Beneficial Owner (i) fails to apply for a license, qualification or a finding of suitability within 30 days (or such shorter period as may be required by the applicable Gaming Authority) after being requested to do so by the Gaming Authority or (ii) is denied such license or qualification or not found suitable the Company shall have the right, at its option (1) to require any such Holder or Beneficial Owner to dispose of its Notes within 30 days (or such earlier date as may be required by the applicable Gaming Authority) of the occurrence of the event described in clause (i) or (ii) above or (2) to redeem the Notes of such Holder or Beneficial Owner at a redemption price equal to the least of (x) the principal amount thereof, together with accrued and unpaid interest and Liquidated Damages, if any, to the earlier of the date of redemption or the date of the denial of license or qualification or of the finding of unsuitability of such Gaming Authority (y) the price at which such Holder or Beneficial Owner acquired the Notes, together with accrued and unpaid interest and Liquidated Damages, if any, to the earlier of the date of redemption or the date of the denial of license or qualification or of the finding of unsuitability by such Gaming Authority;

  and (z) such other lesser amount as may be required by any Gaming Authority. The Company shall notify the Trustee in writing of any redemption pursuant to this Section 3.09 as soon as practicable.

          Immediately upon a determination by a Gaming Authority that a Holder or Beneficial Owner of the Notes will not be licensed, qualified or found suitable, the Holder or Beneficial Owner will, to the extent required by applicable law, have no further right (i) to exercise, directly or indirectly, through any trustee or nominee or any other person or entity, any right conferred by the Notes; or (ii) to receive any interest, dividend, economic interest or any other distributions or payments with respect to the Notes or any remuneration in any form with respect to the Notes from the Company, the Subsidiary Guarantors or the Trustee.

          The Holder or Beneficial Owner that is required to apply for a license, qualification or a finding of suitability shall pay all fees and costs of applying for and obtaining the license, qualification or finding of suitability and of any investigation by the applicable Gaming Authorities.

  7. MANDATORY REDEMPTION.

          Except as set forth in paragraph 8 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

  8. REPURCHASE AT OPTION HOLDER.

          (a)  If there is a Change of Control, the Company shall be required to make an offer (a "Change of Control Offer") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase (the "Change of Control Payment"). Within 10 days following any Change of Control, the Company shall mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

          (b)  If the Company or a Restricted Subsidiary consummates any Asset Sales, within five days of each date on which the aggregate amount of Excess Proceeds exceeds $5.0 million, the Company shall commence an offer (an "Asset Sale Offer") to all Holders of Notes and all holders of other Indebtedness that is pari passu with the Notes containing provisions similar to those set forth in the Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets, pursuant to Section 3.10 of the Indenture, to purchase the maximum principal amount of Notes and such other Indebtedness that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount plus accrued and unpaid interest and Liquidated Damages, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth in the Indenture. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such Excess Proceeds for any purpose not otherwise prohibited by this Indenture and the Collateral Documents. If the aggregate principal amount of Notes and such other Indebtedness surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other Indebtedness to be purchased on a pro rata basis based on the principal amount of the Notes and any other Indebtedness tendered. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

          (c)  If the Company or a Restricted Subsidiary experiences an Event of Loss and, within five days of each date on which the aggregate amount of Excess Loss Proceeds exceeds $5.0 million, the Company shall commence an offer (an "Event of Loss Offer") to all Holders of Notes and all holders of other Indebtedness that is pari passu with the Notes containing provisions similar to those set forth in the Indenture with respect to offers to purchase or redeem with the proceeds of Events of Loss pursuant to Section 3.10 of the Indenture, to purchase the maximum principal amount of Notes and such other Indebtedness that may be purchased out of the Excess Loss Proceeds at an offer price in cash in an amount equal to 100% of the principal amount plus accrued and unpaid interest and Liquidated Damages, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth in the Indenture. If any Excess Loss Proceeds remain after consummation of an Event of Loss Offer, the Company may use such Excess Loss Proceeds for any purpose not otherwise prohibited by this Indenture and the Collateral Documents. If the aggregate principal amount of Notes and such other Indebtedness surrendered by Holders thereof exceeds the amount of Excess Loss Proceeds, the Trustee shall select the Notes and such other Indebtedness to be purchased on a pro rata basis based on the principal amount of Notes and any other Indebtedness tendered. Holders of Notes that are the subject of an offer to purchase will receive an Event of Loss Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

  9. NOTICE OF REDEMPTION. Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

  10. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

  11. PERSONS DEEMED OWNERS. The registered Holder of a Note may be treated as its owner for all purposes.

  12. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes, the Note Guarantees or the Collateral Documents may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes and any existing default or compliance with any provision of the Indenture, the Notes, the Note Guarantees or the Collateral Documents may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes. Notwithstanding the foregoing, any amendment to, or waiver of, the provisions of any of the Collateral Documents relating to Section 4.12 or Article 10 of the Indenture or any release, termination or reconveyance of any of the Collateral Documents or any of the Liens created or perfected thereby shall require the consent of the Holders of at least 66% in aggregate principal amount of the Notes then outstanding. Without the consent of any Holder of a Note, the Indenture, the Notes or the Note Guarantees may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's or Subsidiary Guarantor's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the

  Indenture of any such Holder, to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act, to provide for the Issuance of Additional Notes in accordance with the limitations set forth in the Indenture, to allow any Subsidiary Guarantor to execute a supplemental indenture to the Indenture and/or a Note Guarantee with respect to the Notes or to enter into additional or supplemental Collateral Documents.

  13. DEFAULTS AND REMEDIES. Events of Default include: (i) default for 30 days in the payment when due of interest or Liquidated Damages on the Notes; (ii) default in payment when due of principal of or premium, if any, on the Notes when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise, (iii) failure by the Company or any of its Restricted Subsidiaries to comply with Section 4.07, 4.09, 4.10, 4.19 or 5.01 of the Indenture; (iv) default or breach by the Company or any of its Restricted Subsidiaries of any material covenant, condition or agreement contained in the Collateral Documents; (v) failure by the Company for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class to comply with certain other agreements in the Indenture or the Notes; (vi) default under certain other agreements relating to Indebtedness of the Company which default is caused by a Payment Default or results in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, is $5.0 million or more in the aggregate; (vii) certain final judgments for the payment of money that remain undischarged for a period of 60 days; (viii) any of the Collateral Documents ceasing, for any reason (other than pursuant to the terms thereof), to be in full force and effect, or the Company so asserting, or any security interest created, or purported to be created, by any of the Collateral Documents ceasing to be enforceable and of the same effect and priority purported to be created thereby, (ix) except as permitted by the Indenture, any Note Guarantee being held in any judicial proceeding to be unenforceable or invalid or ceasing for any reason to be in full force and effect or any Subsidiary Guarantor, or any Person acting on behalf of a Subsidiary Guarantor, denying or disaffirming its obligations under its Guarantee; and (x) any representation or warranty made by the Company or any of its Restricted Subsidiaries in any Collateral Documents or that is contained in any certificate, document or financial or other statement furnished by any of them at any time or in connection with any such Collateral Document proving to have been inaccurate in any material respect on or as of the date made or deemed made; and (xi) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture and the Collateral Documents, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

  14. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

  15. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Subsidiary Guarantor, as such, shall have any liability for any obligations of the Company or such Subsidiary Guarantor under the Notes, the Note Guarantees, this Indenture or the Collateral Documents or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

  16. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

  17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

  18. ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the A/B Exchange Registration Rights Agreement dated as of August 24, 2001, among the Company and the parties named on the signature pages thereof (the "Registration Rights Agreement").

  19. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

Herbst Gaming, Inc.
3440 West Russell Road
Las Vegas, Nevada 89118
Attention: Mary E. Higgins, Chief Financial Officer

ASSIGNMENT FORM

To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to:
(Insert assignee's legal name)

(Insert assignee's soc. sec. or tax I.D. no.)

(Print or type assignee's name, address and zip code)
and irrevocably appoint to

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Note)
Signature Guarantee*:

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

OPTION OF HOLDER TO ELECT PURCHASE

        If you want to elect to have this Note purchased by the Company pursuant to Section 4.10, 4.15 or 4.19 of the Indenture, check the appropriate box below:

☐ Section 4.10        ☐ Section 4.15        ☐ Section 4.19

        If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10, Section 4.15 or section 4.19 of the Indenture, state the amount you elect to have purchased:

$_______________

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Note)
Tax Identification No.:

Signature Guarantee*:

* Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee)."

2.
Amendments to Collateral Documents.

2.1
Amendments.

        (a)  The following Section of the Security Agreement dated as of August 24, 2001 by the Company and the Guarantors for the benefit of the Trustee, as amended (the "Security Agreement") is hereby amended as set forth below:

          The definition of Obligations contained in Section 1.01 of the Security Agreement shall be amended to read as follows:

            "Obligations means (i) the payment when due of indebtedness evidenced by the Notes in the principal of $170,000,000 (plus the aggregate principal amount of Additional Notes issued in accordance with the Indenture), interest (including post-petition interest) as set forth in the Indenture and the Notes, and premiums, penalties, and late charges thereon; (ii) all other indebtedness and other sums (including, without limitation, all expenses, attorneys' fees, other fees, indemnifications, reimbursements, damages, other monetary liabilities, and other charges) and obligations that may or shall become due hereunder or under the Notes, the Indenture or the Collateral Documents; and (iii) any and all renewals, modifications, amendments, extensions for any period, supplements or restatements of any of the foregoing."

        (b)  The text contained in the following Section of the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, as amended, dated August 24, 2001 relating to property located at 4100 Paradise (the "Terrible's Las Vegas Deed of Trust") is hereby amended as set forth below:

          Clause (a) of Section 1.02 of the Terrible's Las Vegas Deed of Trust is amended to read in its entirety as follows:

            "...(a) payment of the indebtedness evidenced by Trustor's $217,000,000 principal amount of 10 3/4% Senior Secured Notes due 2008 (the "Notes") issued pursuant to the Indenture, and any extension, modification or renewal thereof,..."

        (c)  The text contained in the following Section of the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated August 24, 2001 relating to property located adjacent to 642 South Boulder Highway (the "Terrible's Town Casino & Bowl Deed of Trust") is hereby amended as set forth below:

          Clause (a) of Section 1.02 of the Terrible's Town Casino & Bowl Deed of Trust is amended to read in its entirety as follows:

            "...(a) payment of the indebtedness evidenced by Trustor's $217,000,000 principal amount of 10 3/4% Senior Secured Notes due 2008 (the "Notes") issued pursuant to the Indenture, and any extension, modification or renewal thereof,..."

        (d)  The text contained in the following Section of the Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated August 24, 2001 relating to property located at 5870 South Homestead Road (the "Terrible's Lakeside Casino Deed of Trust") is hereby amended as set forth below:

          Clause (a) of Section 1.02 of the Terrible's Lakeside Casino & Deed of Trust is amended to read in its entirety as follows:

            "...(a) payment of the indebtedness evidenced by Trustor's $217,000,000 principal amount of 10 3/4% Senior Secured Notes due 2008 (the "Notes") issued pursuant to the Indenture, and any extension, modification or renewal thereof,..."

        (e)  The text contained in the following Section of the Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated August 24, 2001 relating to property located at 3440 West Russell Road (the "Warehouse Leasehold Deed of Trust") is hereby amended as set forth below:

          Clause (a) of Section 1.02 of the Warehouse Leasehold Deed of Trust is amended to read in its entirety as follows:

            "...(a) payment of the indebtedness evidenced by Trustor's $217,000,000 principal amount of 10 3/4% Senior Secured Notes due 2008 (the "Notes") issued pursuant to the Indenture, and any extension, modification or renewal thereof,..."

        (f)    The text contained in the following Section of the Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated August 24, 2001 relating to property located at 642 South Boulder Highway (the "Terrible's Henderson Casino Leasehold Deed of Trust") is hereby amended as set forth below:

          Clause (a) of Section 1.02 of the Terrible's Henderson Casino Leasehold Deed of Trust is amended to read in its entirety as follows:

            "...(a) payment of the indebtedness evidenced by Trustor's $217,000,000 principal amount of 10 3/4% Senior Secured Notes due 2008 (the "Notes") issued pursuant to the Indenture, and any extension, modification or renewal thereof,..."

        (g)  The text contained in the following Section of the Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated August 24, 2001 relating to property located at 771 South Nevada Highway (the "Terrible's Town Casino Leasehold Deed of Trust") is hereby amended as set forth below:

          Clause (a) of Section 1.02 of the Terrible's Town Casino Leasehold Deed of Trust is amended to read in its entirety as follows:

            "...(a) payment of the indebtedness evidenced by Trustor's $217,000,000 principal amount of 10 3/4% Senior Secured Notes due 2008 (the "Notes") issued pursuant to the Indenture, and any extension, modification or renewal thereof,..."

        (h)  Annex A to the respective Financing Statements of the Company and the Guarantors shall be amended and replaced with the attachments attached hereto as Schedules 8-16.

        (i)    Attached hereto as Schedules 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15 and 16 are, respectively, the Definitive Note, the Second Amendment to the Security Agreement, the Second Amendment to the Terrible's Las Vegas Deed of Trust, the First Amendment to the Terrible's Town Casino & Bowl Deed of Trust, the First Amendment to Terrible's Lakeside Casino Deed of Trust, the First Amendment to the Warehouse Leasehold Deed of Trust, the First Amendment to Terrible's Henderson Casino Leasehold Deed of Trust, the First Amendment to Terrible's Town Casino Leasehold Deed of Trust, and the eight amended annexes to the respective Financing Statements of the Company and the Guarantors.

3.
Confirmations; Effectiveness.

        As amended by this Third Supplemental Indenture, the Indenture and the Notes are ratified and confirmed in all respects and the Indenture as so amended shall be read, taken and construed as one and the same instrument. The provisions of this Third Supplemental Indenture shall become operative only upon the execution of this Third Supplemental Indenture. This Third Supplemental Indenture may be executed in any number of counterparts, each of which counterparts together shall constitute but one and the same instrument.

4.
Trust Indenture Act.

        If and to the extent that any provision of this Third Supplemental Indenture limits, qualifies or conflicts with another provision included in this Third Supplemental Indenture or in the Indenture, which is required to be included in this Third Supplemental Indenture or the Indenture by the Trust Indenture Act of 1939, as amended (the "TIA"), such required provision of the TIA shall control.

5.
Governing Law.

        This Third Supplemental Indenture shall be deemed governed by, and construed in accordance with, the internal laws of the State of New York, but without giving effect to applicable principles of conflicts of law thereof to the extent that the application of the laws of another jurisdiction would be required thereby.

6.
Rights of Trustee.

        Without limiting any other protections or rights afforded the Trustee at law, by contract or otherwise, the Trustee will be entitled to the full benefits afforded by Sections 7.02 and 7.03 of the Indenture in connections with its execution and delivery of this Third Supplemental Indenture. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity and sufficiency of this Third Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Guarantors.

[Signature page follows]

        IN WITNESS WHEREOF, the parties have caused this Third Supplemental Indenture to be duly executed as of the date first written above.

HERBST GAMING, INC., a Nevada corporation
By:	/s/ Edward J. Herbst
Name:	Edward J. Herbst
Title:	President and CEO
E-T-T, INC. a Nevada corporation
By:	/s/ Edward J. Herbst
Name:	Edward J. Herbst
Title:	President
FLAMINGO PARADISE GAMING, LLC a Nevada limited-liability company
By:	/s/ Edward J. Herbst
Name:	Edward J. Herbst
Title:	Managing Member
MARKET GAMING, INC. a Nevada corporation
By:	/s/ Edward J. Herbst
Name:	Edward J. Herbst
Title:	President
E-T-T ENTERPRISES L.L.C. a Nevada limited liability company
By:	/s/ Edward J. Herbst
Name:	Edward J. Herbst
Title:	Managing Member

CARDIVAN COMPANY a Nevada corporation
By:	/s/ Edward J. Herbst
Name:	Edward J. Herbst
Title:	President
CORRAL COIN, INC. a Nevada corporation
By:	/s/ Edward J. Herbst
Name:	Edward J. Herbst
Title:	President
CORRAL COUNTRY COIN, INC. a Nevada corporation
By:	/s/ Edward J. Herbst
Name:	Edward J. Herbst
Title:	President
THE BANK OF NEW YORK, as Trustee
By:

Name:

Title:

CARDIVAN COMPANY a Nevada corporation
By:	/s/ Edward J. Herbst
Name:	Edward J. Herbst
Title:	President
CORRAL COIN, INC. a Nevada corporation
By:	/s/ Edward J. Herbst
Name:	Edward J. Herbst
Title:	President
CORRAL COUNTRY COIN, INC. a Nevada corporation
By:	/s/ Edward J. Herbst
Name:	Edward J. Herbst
Title:	President
THE BANK OF NEW YORK, as Trustee
By:	/s/ Stacey B. Poindexter
Name:	Stacey B. Poindexter
Title:	Assistant Treasurer

Schedule 1

CUSIP No. 42703XAB5

10 3/4% Series B Senior Secured Notes due 2008

No. 001	$170,000,000

HERBST GAMING, INC.

promises to pay to CEDE & Co.,

or registered assigns,

the principal sum of ONE HUNDRED SEVENTY MILLION and 00/100

Dollars on September 1, 2008.

Interest Payment Dates: March 1 and September 1

Record Dates: February 15 and August 15

Dated: January 22, 2002

HERBST GAMING, INC.
		By:	Name: Edward J. Herbst Title: Chairman, CEO and President
		By:	Name: Mary E. Higgins Title: Chief Financial Officer
(SEAL)
This is one of the Notes referred to in the within-mentioned Indenture:
THE BANK OF NEW YORK, as Trustee
By:	Authorized Signatory

10 3/4% Series B Senior Secured Notes due 2008

        Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

        1.    INTEREST.    Herbst Gaming, Inc., a Nevada corporation (the "Company"), promises to pay interest on the principal amount of this Note at 10 3/4% per annum from August 24, 2001 until maturity and shall pay the Liquidated Damages payable pursuant to Section 5 of the Registration Rights Agreement referred to below. The Company will pay interest and Liquidated Damages semi-annually in arrears on March 1 and September 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be March 1, 2002. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

        2.    METHOD OF PAYMENT.    The Company will pay interest on the Notes (except defaulted interest) and Liquidated Damages to the Persons who are registered Holders of Notes at the close of business on the February 15 or August 15 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest and Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest, premium and Liquidated Damages on, all Global Notes and all other Notes held by a Holder of at least $2.5 million in aggregate principal amount of Notes if such Holder shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

        3.    PAYING AGENT AND REGISTRAR.    Initially, The Bank of New York, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

        4.    INDENTURE AND COLLATERAL DOCUMENTS.    The Company issued the Notes under an Indenture dated as of August 24, 2001 ("Indenture") among the Company, the Subsidiary Guarantor and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the indenture shall govern and be controlling. The Notes are secured obligations of the Company limited to $170.0 million in aggregate principal amount, plus the aggregate principal amount of Additional Notes issued in accordance with the

Indenture; provided, that the Company may only issue Additional Notes under the Indenture if at the time of such issuance the Fixed Charge Coverage Ratio for the Company's most recently ended full fiscal quarters for which internal financial statements are available immediately preceding the date on which such Additional Notes are issued would have been at least 2.0 to 1.0, determined on a pro forma basis (including the pro forma application of the net proceeds therefrom) as if the Additional Notes had been issued at the beginning of such four-quarter period. The Notes are secured by the collateral set forth in the Collateral Documents.

        5.    OPTIONAL REDEMPTION.

        (a)  Except as set forth in subparagraph (b) of this Paragraph 5, the Company shall not have the option to redeem the Notes prior to September 1, 2005. On or after September 1, 2005, the Company shall have the option to redeem the Notes, in whole or in part, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the applicable redemption date, if redeemed during the twelve-month period beginning on September 1 of the years indicated below:

Year	Percentage
2005	105.375%
2006	102.688%
2007 and thereafter	100.000%

        (b)  Notwithstanding the provisions of subparagraph (a) of this Paragraph 5, prior to September 1, 2004, the Company may redeem up to 35% of the aggregate principal amount of Notes at a redemption price equal to 110.75% of the aggregate principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, with the net proceeds of an Initial Public Offering by the Company; provided (i) that at least 65% of the aggregate principal amount of the Notes remain outstanding immediately after the occurrence of such redemption and that (ii) the redemption occurs within 45 days of the date of the closing of such Initial Public Offering.

        6.    MANDATORY DISPOSITION OR REDEMPTION PURSUANT TO GAMING LAWS.

        If any Gaming Authority requires that a Holder or Beneficial Owner of Notes be licensed, qualified or found suitable under any applicable Gaming Law and such Holder or Beneficial Owner (i) fails to apply for a license, qualification or a finding of suitability within 30 days (or such shorter period as may be required by the applicable Gaming Authority) after being requested to do so by the Gaming Authority or (ii) is denied such license or qualification or not found suitable the Company shall have the right, at its option (1) to require any such Holder or Beneficial Owner to dispose of its Notes within 30 days (or such earlier date as may be required by the applicable Gaming Authority) of the occurrence of the event described in clause (i) or (ii) above or (2) to redeem the Notes of such Holder or Beneficial Owner at a redemption price equal to the least of (x) the principal amount thereof, together with accrued and unpaid interest and Liquidated Damages, if any, to the earlier of the date of redemption or the date of the denial of license or qualification or of the finding of unsuitability of such Gaming Authority (y) the price at which such Holder or Beneficial Owner acquired the Notes, together with accrued and unpaid interest and Liquidated Damages, if any, to the earlier of the date of redemption or the date of the denial of license or qualification or of the finding of unsuitability by such Gaming Authority; and (z) such other lesser amount as may be required by any Gaming Authority. The Company shall notify the Trustee in writing of any redemption pursuant to this Section 3.09 as soon as practicable.

        Immediately upon a determination by a Gaming Authority that a Holder or Beneficial Owner of the Notes will not be licensed, qualified or found suitable, the Holder or Beneficial Owner will, to the extent required by applicable law, have no further right (i) to exercise, directly or indirectly, through any trustee or nominee or any other person or entity, any right conferred by the Notes; or (ii) to receive any interest, dividend, economic interest or any other distributions or payments with respect to the Notes or any remuneration in any form with respect to the Notes from the Company, the Subsidiary Guarantors or the Trustee.

        The Holder or Beneficial Owner that is required to apply for a license, qualification or a finding of suitability shall pay all fees and costs of applying for and obtaining the license, qualification or finding of suitability and of any investigation by the applicable Gaming Authorities.

        7.    MANDATORY REDEMPTION.

        Except as set forth in paragraph 8 below, the Company shall not be required to make mandatory redemption payments with respect to the Notes.

        8.    REPURCHASE AT OPTION HOLDER.

        (a)  If there is a Change of Control, the Company shall be required to make an offer (a "Change of Control Offer") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes at a purchase price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest and Liquidated Damages thereon, if any, to the date of purchase (the "Change of Control Payment"). Within 10 days following any Change of Control, the Company shall mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

        (b)  If the Company or a Restricted Subsidiary consummates any Asset Sales, within five days of each date on which the aggregate amount of Excess Proceeds exceeds $5.0 million, the Company shall commence an offer (an "Asset Sale Offer") to all Holders of Notes and all holders of other Indebtedness that is pari passu with the Notes containing provisions similar to those set forth in the Indenture with respect to offers to purchase or redeem with the proceeds of sales of assets, pursuant to Section 3.10 of the Indenture, to purchase the maximum principal amount of Notes and such other Indebtedness that may be purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount plus accrued and unpaid interest and Liquidated Damages, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth in the Indenture. If any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such Excess Proceeds for any purpose not otherwise prohibited by this Indenture and the Collateral Documents. If the aggregate principal amount of Notes and such other Indebtedness surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and such other Indebtedness to be purchased on a pro rata basis based on the principal amount of the Notes and any other Indebtedness tendered. Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

        (c)  If the Company or a Restricted Subsidiary experiences an Event of Loss and, within five days of each date on which the aggregate amount of Excess Loss Proceeds exceeds $5.0 million, the Company shall commence an offer (an "Event of Loss Offer") to all Holders of Notes and all holders of other Indebtedness that is pari passu with the Notes containing provisions similar to those set forth in the Indenture with respect to offers to purchase or redeem with the proceeds of Events of Loss pursuant to Section 3.10 of the Indenture, to purchase the maximum principal amount of Notes and such other Indebtedness that may be purchased out of the Excess Loss Proceeds at an offer price in cash in an amount equal to 100% of the principal amount plus accrued and unpaid interest and Liquidated Damages, if any, to the date fixed for the closing of such offer, in accordance with the procedures set forth in the Indenture. If any Excess Loss Proceeds remain after consummation of an Event of Loss Offer, the Company may use such Excess Loss Proceeds for any purpose not otherwise prohibited by this Indenture and the Collateral Documents. If the aggregate principal amount of Notes and such other Indebtedness surrendered by Holders thereof exceeds the amount of Excess Loss Proceeds, the Trustee shall select the Notes and such other Indebtedness to be purchased on a pro rata basis based on the principal amount of Notes and any other Indebtedness tendered. Holders of Notes that are the subject of an offer to purchase will receive an Event of Loss Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

        9.    NOTICE OF REDEMPTION.    Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

        10.    DENOMINATIONS, TRANSFER, EXCHANGE.    The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

        11.    PERSONS DEEMED OWNERS.    The registered Holder of a Note may be treated as its owner for all purposes.

        12.    AMENDMENT, SUPPLEMENT AND WAIVER.    Subject to certain exceptions, the Indenture, the Notes, the Note Guarantees or the Collateral Documents may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes and any existing default or compliance with any provision of the Indenture, the Notes, the Note Guarantees or the Collateral Documents may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes. Notwithstanding the foregoing, any amendment to, or waiver of, the provisions of any of the Collateral Documents relating to Section 4.12 or Article 10 of the Indenture or any release, termination or reconveyance of any of the Collateral Documents or any of the Liens created or perfected thereby shall require the consent of the Holders of at least 66% in aggregate principal amount of the Notes then outstanding. Without the consent of any Holder of a Note, the Indenture, the Notes or the Note Guarantees may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's or Subsidiary Guarantor's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act, to provide for the Issuance of Additional Notes in accordance with the limitations set forth in the Indenture, to allow any Subsidiary Guarantor to execute a supplemental indenture to the Indenture and/or a Note Guarantee with respect to the Notes or to enter into additional or supplemental Collateral Documents.

        13.    DEFAULTS AND REMEDIES.    Events of Default include: (i) default for 30 days in the payment when due of interest or Liquidated Damages on the Notes; (ii) default in payment when due of principal of or premium, if any, on the Notes when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise, (iii) failure by the

Company or any of its Restricted Subsidiaries to comply with Section 4.07, 4.09, 4.10, 4.19 or 5.01 of the Indenture; (iv) default or breach by the Company or any of its Restricted Subsidiaries of any material covenant, condition or agreement contained in the Collateral Documents; (v) failure by the Company for 60 days after notice to the Company by the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class to comply with certain other agreements in the Indenture or the Notes; (vi) default under certain other agreements relating to Indebtedness of the Company which default is caused by a Payment Default or results in the acceleration of such Indebtedness prior to its express maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, is $5.0 million or more in the aggregate; (vii) certain final judgments for the payment of money that remain undischarged for a period of 60 days; (viii) any of the Collateral Documents ceasing, for any reason (other than pursuant to the terms thereof), to be in full force and effect, or the Company so asserting, or any security interest created, or purported to be created, by any of the Collateral Documents ceasing to be enforceable and of the same effect and priority purported to be created thereby, (ix) except as permitted by the Indenture, any Note Guarantee being held in any judicial proceeding to be unenforceable or invalid or ceasing for any reason to be in full force and effect or any Subsidiary Guarantor, or any Person acting on behalf of a Subsidiary Guarantor, denying or disaffirming its obligations under its Guarantee; and (x) any representation or warranty made by the Company or any of its Restricted Subsidiaries in any Collateral Documents or that is contained in any certificate, document or financial or other statement furnished by any of them at any time or in connection with any such Collateral Document proving to have been inaccurate in any material respect on or as of the date made or deemed made; and (xi) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. The Holders of a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture and the Collateral Documents, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

        14.    TRUSTEE DEALINGS WITH COMPANY.    The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

        15.    NO RECOURSE AGAINST OTHERS.    No past, present or future director, officer, employee, incorporator or stockholder of the Company or any Subsidiary Guarantor, as such, shall have any liability for any obligations of the Company or such Subsidiary Guarantor under the Notes, the Note Guarantees, this Indenture or the Collateral Documents or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

        16.    AUTHENTICATION.    This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

        17.    ABBREVIATIONS.    Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

        18.    ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND RESTRICTED DEFINITIVE NOTES.    In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes shall have all the rights set forth in the A/B Exchange Registration Rights Agreement dated as of August 24, 2001, among the Company and the parties named on the signature pages thereof (the "Registration Rights Agreement").

        19.    CUSIP NUMBERS.    Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

        The Company will furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

Herbst Gaming, Inc.
3440 West Russell Road
Las Vegas, Nevada 89118
Attention: Mary E. Higgins, Chief Financial Officer

ASSIGNMENT FORM

To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Note to:
(Insert assignee's legal name)

(Insert assignee's soc. sec. or tax I.D. no.)

(Print or type assignee's name, address and zip code)

and irrevocably appoint ______________________________________ to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ______________

Your Signature: ____________________________
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*: ____________________________

*    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Option of Holder to Elect Purchase

        If you want to elect to have this Note purchased by the Company pursuant to Section 4.10, 4.15 or 4.19 of the Indenture, check the appropriate box below:

☐ Section 4.10	☐ Section 4.15	☐ Section 4.19

        If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10, Section 4.15 or section 4.19 of the Indenture, state the amount you elect to have purchased:

$___________________

Date: ______________

Your Signature: ____________________________
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.: ___________________

Signature Guarantee*: ____________________________

*    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

Schedule 2

SECOND AMENDMENT TO
SECURITY AGREEMENT

        THIS SECOND AMENDMENT TO SECURITY AGREEMENT (this "Second Amendment"), among Herbst Gaming, Inc., a Nevada corporation (the "Company") and each of its subsidiaries listed on Schedule A attached hereto (collectively, the "Subsidiaries"), and The Bank of New York, a New York banking corporation (the "Secured Party"), dated as of February 7, 2003 for itself and the holders of the Notes under the Indenture (the "Holders"). The Company and each of the Subsidiaries are individually referred to herein as "Debtor" and collectively, the "Debtors").

R E C I T A L S

        A.    Each Debtor is a party to that certain Indenture, dated as of August 24, 2001 (the "Original Indenture," among the Trustee, the Company, the Subsidiaries, each as a guarantor, under which the Company issued $170,000,000 principal amount of its 10 3/4% Senior Secured Notes due 2008 (the "Notes"), as amended by that certain First Supplemental Indenture, dated as of August 23, 2002 (the "First Supplemental Indenture") and the Second Supplemental Indenture, dated as of January 23, 2003 (the "Second Supplemental Indenture" and together with the Original Indenture and the First Supplemental Indenture, the "Indenture").

        B.    In connection with the issuance of the Notes, the Company and the Subsidiaries entered into, among other documents, a Security Agreement dated as of August 24, 2001 (the "Original Security Agreement"), as amended by that certain First Amendment to Security Agreement, dated as of August 23, 2002 (the "First Amended Security Agreement" and together with the Original Security Agreement, the "Security Agreement").

        C.    The Company, and the Subsidiaries have executed and delivered the Third Supplemental Indenture dated as of February    , 2003 (the "Third Supplemental Indenture"), for the purposes of amending the Definitive Note (defined in the Indenture), certain terms of the Security Agreement and other Collateral Documents (defined in the Indenture) to clarify that Additional Notes (defined in the Indenture) are permitted to be issued under the Indenture.

        D.    The parties hereto desire to execute and deliver this Second Amendment in order to clarify and correct the definition of "Obligations" contained in the Security Agreement.

        NOW, THEREFORE, pursuant to the foregoing, the Company, the Subsidiaries and the Secured Party hereby agree as follows.

1.    AMENDMENT

        1.1. The definition of Obligations contained in Section 1.01 shall be amended to read as follows:

          "Obligations means (i) the payment when due of indebtedness evidenced by the Notes in the principal of $170,000,000 (plus the aggregate principal amount of Additional Notes issued in accordance with the Indenture), interest (including post-petition interest) as set forth in the Indenture and the Notes, and premiums, penalties, and late charges thereon; (ii) all other indebtedness and other sums (including, without limitation, all expenses, attorneys' fees, other fees, indemnifications, reimbursements, damages, other monetary liabilities, and other charges) and obligations that may or shall become due hereunder or under the Notes, the Indenture or the Collateral Documents; and (iii) any and all renewals, modifications, amendments, extensions for any period, supplements or restatements of any of the foregoing."

2.    EFFECT OF AMENDMENT

        2.1. Other than as set forth in Section 1 herein, this Second Amendment in no way acts as a release or relinquishment of, and in no way affects the security interests and rights created by or arising under the Security Agreement; and the Company, the Subsidiaries and Secured Party jointly affirm, reaffirm and agree that the Security Agreement secures the full performance of each and every obligation secured by the Security Agreement, and continues to be effective as, and to constitute, a lien and charge on the property to the full extent of all obligations secured thereby (other than as set forth in Section 1 herein).

        2.2. This Second Amendment shall not prejudice any present or future rights, remedies, benefits or powers belonging or accruing to Secured Party or Trustee under the terms of the Security Agreement, and without limitation of the foregoing, Secured Party reserves all rights which it has against the Company or the Subsidiaries.

        2.3. In the event of any conflict between the terms of the Security Agreement and the provisions of this Second Amendment, the terms of this Second Amendment shall control. This Second Amendment shall be deemed to form a part of the Security Agreement, and except as specifically amended herein, the terms of the Security Agreement shall remain unaffected and unchanged by reason of the amendment described herein.

        2.4. The execution and/or acceptance of this Second Amendment by Secured Party shall not be deemed or construed as (i) a novation or an accord or satisfaction of any of the Company's or the Subsidiaries' duties, obligations and liabilities contained in the Indenture or the Collateral Documents; (ii) a waiver, modification, restriction or limitation of any and all of Secured Party's rights and benefits arising under the Indenture or the Collateral Documents by operation or law, or otherwise, to demand full, complete and strict performance of the duties, obligations and liabilities contained in the Indenture or the Collateral Documents, as amended; or (iii) a precedent, and that Secured Party shall be under no obligation, express or implied, to grant the Company any future or further modifications and/or amendments to any or all of the Indenture or Collateral Documents.

3.    HEIRS, SUCCESSORS AND ASSIGNS

        All covenants and agreements contained in this Second Amendment, by or on behalf of the Company and the Subsidiaries or Secured Party shall bind and inure to the benefit of their respective heirs, successors and assigns, whether so expressed or not.

4.    HEADINGS

        The headings of the articles, sections, paragraphs and subdivisions of this Second Amendment are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

5.    GOVERNING LAW

        This Second Amendment is made by the Company and the Subsidiaries and accepted by Secured Party in the State of New York, under the laws of such state and shall be construed, interpreted, enforced and governed by and in accordance with the laws of such state.

6.    CONTEXT

        In this Second Amendment, whenever the context so requires, the neuter includes the masculine and feminine, and the singular includes the plural, and vice versa.

7.    INTERPRETATION

        As used in this Second Amendment, unless the context clearly required otherwise: The terms "herein" or "hereunder" and similar terms without reference to a particular shall refer to the entire Second Amendment and not just to the paragraph in which such terms appear; the term "lien" shall also mean a security interest, and the term "security interest" shall also mean a lien.

{SIGNATURE PAGE FOLLOWS}

        IN WITNESS WHEREOF, the Company, the Subsidiaries and Secured Party have executed this Second Amendment to Security Agreement as of the day and year first above written.

HERBST GAMING, INC., a Nevada corporation
By:	/s/ Edward J. Herbst

Name:	Edward J. Herbst

Title:	President and CEO

THE BANK OF NEW YORK, as Trustee
By:

Name:

Title:

        IN WITNESS WHEREOF, the Company, the Subsidiaries and Secured Party have executed this Second Amendment to Security Agreement as of the day and year first above written.

HERBST GAMING, INC., a Nevada corporation
By:	/s/ Edward J. Herbst

Name:	Edward J. Herbst

Title:	President and CEO

THE BANK OF NEW YORK, as Trustee
By:	/s/ Stacey B. Poindexter

Name:	Stacey B. Poindexter

Title:	Assistant Treasurer

E-T-T, INC. a Nevada corporation
By:	/s/ Edward J. Herbst

Name:	Edward J. Herbst

Title:	President

FLAMINGO PARADISE GAMING, LLC a Nevada limited-liability company
By:	/s/ Edward J. Herbst

Name:	Edward J. Herbst

Title:	Managing Member

MARKET GAMING, INC. a Nevada corporation
By:	/s/ Edward J. Herbst

Name:	Edward J. Herbst

Title:	President

E-T-T ENTERPRISES L.L.C. a Nevada limited-liability company
By:	/s/ Edward J. Herbst

Name:	Edward J. Herbst

Title:	Managing Member

CARDIVAN COMPANY a Nevada corporation
By:	/s/ Edward J. Herbst

Name:	Edward J. Herbst

Title:	President

CORRAL COIN, INC. a Nevada corporation
By:	/s/ Edward J. Herbst

Name:	Edward J. Herbst

Title:	President

CORRAL COUNTRY COIN, INC. a Nevada corporation
By:	/s/ Edward J. Herbst

Name:	Edward J. Herbst

Title:	President

SCHEDULE A
List of Subsidiaries

1.
E-T-T, Inc.

2.
Flamingo Paradise Gaming, LLC

3.
Market Gaming, Inc.

4.
E-T-T Enterprises L.L.C.

5.
Cardivan, Inc.

6.
Corral Coin, Inc.

7.
Corral Country Coin, Inc.

Schedule 3

When Recorded Mail to:

John N. Brewer
Kummer Kaempfer Bonner & Renshaw
3800 Howard Hughes Parkway
Seventh Floor
Las Vegas, Nevada 89109

APN 162-22-104-001

SECOND AMENDMENT TO
DEED OF TRUST

        THIS SECOND AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Second Amendment"), among Flamingo Paradise Gaming, LLC, a Nevada limited-liability company, as trustor ("FPG" or "Trustor"), and The Bank of New York, a national banking association, as beneficiary ("Beneficiary"), dated as of February 6, 2003 is made with reference to the following facts and purposes:

RECITALS

        A.    FPG executed and delivered to National Title Company, a Nevada corporation, as trustee ("Trustee"), for the benefit of Beneficiary, a Deed of Trust with Assignment of Rents and Fixture Filing dated August 24, 2001 (the "Original Deed of Trust"), affecting the real property described in Exhibit "A" attached hereto and incorporated herein by reference (the "Land"). The Original Deed of Trust was recorded on August 24, 2001, in Book 20010824, as Instrument No. 01135, in the Clark County, Nevada Recorder's Office. FPG executed and delivered to Trustee for the benefit of Beneficiary a First Amendment to Deed of Trust affecting the Land (the "First Amendment to Deed of Trust" and together with the Original Deed of Trust, the "Deed of Trust"). The First Amendment to Deed of Trust was recorded on August 28, 2002, in Book 20020828, as Instrument No. 01072, in the Clark County, Nevada Recorder's Office.

        B.    The Deed of Trust secures the obligations of FPG under that certain Indenture dated as of August 24, 2001 ("Original Indenture"), as amended by that certain First Supplemental Indenture, dated as of August 23, 2002 (the "First Supplemental Indenture") and the Second Supplemental Indenture, dated as of January 23, 2003 (the "Second Supplemental Indenture" and together with the Original Indenture and the First Supplemental Indenture, the "Indenture").

        C.    FPG, along with Herbst Gaming, Inc., a Nevada corporation ("Herbst Gaming"), and other subsidiaries of Herbst Gaming and the Beneficiary have executed and delivered the Third Supplemental Indenture dated as of February 6, 2003 (the "Third Supplemental Indenture"), for the purposes of amending certain terms and provisions of the Deed of Trust and other Collateral Documents, (defined in the Indenture) to clarify that Additional Notes (defined in the Indenture) are permitted to be issued under the Indenture.

        D.    The parties hereto desire to execute, deliver and record this Second Amendment in order to clarify the amount of indebtedness that this Deed of Trust is securing.

        NOW, THEREFORE, pursuant to the foregoing, FPG and Beneficiary hereby agree as follows:

1.    AMENDMENT

        The text contained in the following Section of the Deed of Trust is hereby amended as set forth below:

          1.1. Clause (a) of Section 1.02 of the Deed of Trust is amended to read in its entirety as follows:

            "...(a) payment of the indebtedness evidenced by Trustor's $217,000,000 principal amount of 10 3/4% Senior Secured Notes due 2008 (the "Notes") issued pursuant to the Indenture, and any extension, modification or renewal thereof,..."

2.    EFFECT OF AMENDMENT

        2.1. Other than as set forth in Section 1 herein, this Second Amendment in no way acts as a release or relinquishment of, and in no way affects the liens, security interests and rights created by or arising under the Deed of Trust, or the priority thereof; and FPG and Beneficiary jointly affirm, reaffirm and agree that the Deed of Trust secures the full performance of each and every obligation secured by the Deed of Trust, and continues to be effective as, and to constitute, a lien and charge on the Property (defined in the Deed of Trust) to the full extent of all obligations secured thereby (other than as set forth in Section 1 herein).

        2.2. This Second Amendment shall not prejudice any present or future rights, remedies, benefits or powers belonging or accruing to Beneficiary or Trustee under the terms of the Deed of Trust, and without limitation of the foregoing, Beneficiary reserves all rights which it has against Herbst Gaming or any guarantor, including, but not limited to, FPG.

        2.3. In the event of any conflict between the terms of the Deed of Trust and the provisions of this Second Amendment, the terms of this Second Amendment shall control. This Second Amendment shall be deemed to form a part of the Deed of Trust, and except as specifically amended herein, the terms of the Deed of Trust shall remain unaffected and unchanged by reason of the amendment described herein.

        2.4. The execution and/or acceptance of this Second Amendment by Beneficiary shall not be deemed or construed as (i) a novation or an accord or satisfaction of any of Herbst Gaming's duties, obligations and liabilities contained in the Indenture or the Collateral Documents; (ii) a waiver, modification, restriction or limitation of any and all of Beneficiary's rights and benefits arising under the Indenture or the Collateral Documents by operation or law, or otherwise, to demand full, complete and strict performance of the duties, obligations and liabilities contained in the Indenture or the Collateral Documents, as amended; or (iii) a precedent, and that Beneficiary shall be under no obligation, express or implied, to grant FPG any future or further modifications and/or amendments to any or all of the Indenture or Collateral Documents.

3.    HEIRS, SUCCESSORS AND ASSIGNS

        All covenants and agreements contained in this Second Amendment, by or on behalf of FPG or Beneficiary shall bind and inure to the benefit of their respective heirs, successors and assigns, whether so expressed or not.

4.    HEADINGS

        The headings of the articles, sections, paragraphs and subdivisions of this Second Amendment are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

5.    GOVERNING LAW

        This Second Amendment is made by FPG and accepted by Beneficiary in the State of Nevada, under the laws of such state and shall be construed, interpreted, enforced and governed by and in accordance with the laws of such state.

6.    CONTEXT

        In this Second Amendment, whenever the context so requires, the neuter includes the masculine and feminine, and the singular includes the plural, and vice versa.

7.    INTERPRETATION

        As used in this Second Amendment, unless the context clearly required otherwise: The terms "herein" or "hereunder" and similar terms without reference to a particular shall refer to the entire Second Amendment and not just to the paragraph in which such terms appear; the term "lien" shall also mean a security interest, and the term "security interest" shall also mean a lien.

        IN WITNESS WHEREOF, FPG and Beneficiary have executed this Second Amendment to Deed of Trust as of the day and year first above written.

"TRUSTOR"
FLAMINGO PARADISE GAMING, LLC, a Nevada limited-liability company
By:	/s/ Edward J. Herbst Edward J. Herbst Manager
"BENEFICIARY"
THE BANK OF NEW YORK, a New York banking corporation
By:

Its:

        IN WITNESS WHEREOF, FPG and Beneficiary have executed this Second Amendment to Deed of Trust as of the day and year first above written.

"TRUSTOR"
FLAMINGO PARADISE GAMING, LLC, a Nevada limited-liability company
By	/s/ Edward J. Herbst Edward J. Herbst Manager
"BENEFICIARY"
THE BANK OF NEW YORK, a New York banking corporation
By:	/s/ Stacey B. Poindexter Stacey B. Poindexter
Its:	Assistant Treasurer

STATE OF NEVADA              } ss.
COUNTY OF CLARK

        This instrument was acknowledged before me on 2/7/03 by Edward J. Herbst, as Manager of Flamingo Paradise Gaming, LLC, a Nevada limited-liability company.

JANICE R. DONELSON Notary Public—Nevada No. 99-39315-1 My appt. exp. Nov. 20, 2003	/s/ Janice R. Donelson NOTARY PUBLIC

STATE OF NEW YORK              } ss.
COUNTY OF NEW YORK

        This instrument was acknowledged before me on ________________ by ________________, as ________________ of The Bank of New York, a New York banking corporation.

NOTARY PUBLIC

STATE OF NEVADA              } ss.
COUNTY OF CLARK

        This instrument was acknowledged before me on 2/7/03 by Edward J. Herbst, as Manager of Flamingo Paradise Gaming, LLC, a Nevada limited-liability company.

JANICE R. DONELSON Notary Public—Nevada No. 99-39315-1 My appt. exp. Nov. 20, 2003	/s/ Janice R. Donelson NOTARY PUBLIC

STATE OF NEW YORK              } ss.
COUNTY OF NEW YORK

        This instrument was acknowledged before me on _________________________ by Stacey Poindexter, as Assistant Treasurer of The Bank of New York, a New York banking corporation.

/s/ William J. Cassels NOTARY PUBLIC
WILLIAM J. CASSELS NOTARY PUBLIC, STATE OF NEW YORK NO. 01CA5027729 QUALIFIED IN BRONX COUNTY COMMISSION EXPIRES MAY 18, 2006

EXHIBIT A

LEGAL DESCRIPTION

EXHIBIT "A"

LEGAL DESCRIPTION OF REAL PROPERTY

        The land referred to herein is situated in the State of Nevada, County of Clark and is described as follows:

        That portion of the Northwest Quarter (SW1/4) of the Northwest Quarter (NW1/4) of Section 22, Township 21 South, Range 61 East, M.D.B. & M., described as follows:

        Parcel I, as shown by Parcel Map in File 26 of Parcel Maps, page 26, in the Office of the County Recorder of Clark County, Nevada.

        Subject to a right of way and easement for the benefit of the fee owner of Parcel 2, as shown by Parcel Map in File 26, page 26, recorded May 30, 1979 as Document No. 1022111 of Official Records, Clark County, Nevada, over and across the following described premises.

        A strip of land being 25.00 feet in width, 12.50 feet on each side of the following described centerline:

        That portion of the Northwest Quarter (NW1/4) of the Northwest Quarter (NW1/4) of Section 22, Township 21 South, Range 61 East, M.D.B. & M., Clark County, Nevada, described as follows:

        Commencing at the Northwest corner of said Section 22;

        THENCE South 88° 55' 56" East along the North line thereof, a distance of 1,030.21 feet;

        THENCE South 00° 44" 11" East, a distance of 92.64 feet to a point in the present Southerly right of way line of Flamingo Road, being the TRUE POINT OF BEGINNING;

        THENCE South 00° 44' 11" East, a distance of 576.22 feet to the TRUE POINT OF ENDING.

Schedule 4

When Recorded Mail to:

John N. Brewer
Kummer Kaempfer Bonner & Renshaw
3800 Howard Hughes Parkway
Seventh Floor
Las Vegas, Nevada 89109

APN 179-17-303-010

FIRST AMENDMENT TO
DEED OF TRUST

        This First Amendment to Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (this "First Amendment"), among Market Gaming, Inc., a Nevada corporation, as trustor ("MGI" or "Trustor"), and The Bank of New York, a national banking association, as beneficiary ("Beneficiary"), dated as of February 6, 2003 is made with reference to the following facts and purposes:

RECITALS

        A.    MGI executed and delivered to National Title Company, a Nevada corporation, as trustee ("Trustee"), for the benefit of Beneficiary, a Deed of Trust with Assignment of Rents and Fixture Filing dated August 24, 2001 (the "Deed of Trust"), affecting the real property described in Exhibit "A" attached hereto and incorporated herein by reference (the "Land"). The Deed of Trust was recorded on August 24, 2001, in Book 20010824, as Instrument No. 1131, in the Clark County, Nevada Recorder's Office.

        B.    The Deed of Trust secures the obligations of MGI under that certain Indenture dated as of August 24, 2001 ("Original Indenture"), as amended by that certain First Supplemental Indenture, dated as of August 23, 2002 (the "First Supplemental Indenture") and the Second Supplemental Indenture, dated as of January 23, 2003 (the "Second Supplemental Indenture" and together with the Original Indenture and the First Supplemental Indenture, the "Indenture").

        C.    MGI, along with Herbst Gaming, Inc., a Nevada corporation ("Herbst Gaming"), and other subsidiaries of Herbst Gaming and the Beneficiary have executed and delivered the Third Supplemental Indenture dated as of February 6, 2003 (the "Third Supplemental Indenture"), for the purposes of amending certain terms and provisions of the Deed of Trust and other Collateral Documents, (defined in the Indenture) to clarify that Additional Notes (defined in the Indenture) are permitted to be issued under the Indenture.

        D.    The parties hereto desire to execute, deliver and record this First Amendment in order to clarify the amount of indebtedness that this Deed of Trust is securing.

        NOW, THEREFORE, pursuant to the foregoing, MGI and Beneficiary hereby agree as follows:

1.    AMENDMENT

        The text contained in the following Section of the Deed of Trust is hereby amended as set forth below:

          1.1. Clause (a) of Section 1.02 of the Deed of Trust is amended to read in its entirety as follows:

            "...(a) payment of the indebtedness evidenced by Trustor's $217,000,000 principal amount of 10 3/4% Senior Secured Notes due 2008 (the "Notes") issued pursuant to the Indenture, and any extension, modification or renewal thereof,..."

2.    EFFECT OF AMENDMENT

        2.1. Other than as set forth in Section 1 herein, this First Amendment in no way acts as a release or relinquishment of, and in no way affects the liens, security interests and rights created by or arising under the Deed of Trust, or the priority thereof; and MGI and Beneficiary jointly affirm, reaffirm and agree that the Deed of Trust secures the full performance of each and every obligation secured by the Deed of Trust, and continues to be effective as, and to constitute, a lien and charge on the Property (defined in the Deed of Trust) to the full extent of all obligations secured thereby (other than as set forth in Section 1 herein).

        2.2. This First Amendment shall not prejudice any present or future rights, remedies, benefits or powers belonging or accruing to Beneficiary or Trustee under the terms of the Deed of Trust, and without limitation of the foregoing, Beneficiary reserves all rights which it has against Herbst Gaming or any guarantor, including, but not limited to, MGI.

        2.3. In the event of any conflict between the terms of the Deed of Trust and the provisions of this First Amendment, the terms of this First Amendment shall control. This First Amendment shall be deemed to form a part of the Deed of Trust, and except as specifically amended herein, the terms of the Deed of Trust shall remain unaffected and unchanged by reason of the amendment described herein.

        2.4. The execution and/or acceptance of this First Amendment by Beneficiary shall not be deemed or construed as (i) a novation or an accord or satisfaction of any of Herbst Gaming's duties, obligations and liabilities contained in the Indenture or the Collateral Documents; (ii) a waiver, modification, restriction or limitation of any and all of Beneficiary's rights and benefits arising under the Indenture or the Collateral Documents by operation or law, or otherwise, to demand full, complete and strict performance of the duties, obligations and liabilities contained in the Indenture or the Collateral Documents, as amended; or (iii) a precedent, and that Beneficiary shall be under no obligation, express or implied, to grant MGI any future or further modifications and/or amendments to any or all of the Indenture or Collateral Documents.

3.    HEIRS, SUCCESSORS AND ASSIGNS

        All covenants and agreements contained in this First Amendment, by or on behalf of MGI or Beneficiary shall bind and inure to the benefit of their respective heirs, successors and assigns, whether so expressed or not.

4.    HEADINGS

        The headings of the articles, sections, paragraphs and subdivisions of this First Amendment are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

5.    GOVERNING LAW

        This First Amendment is made by MGI and accepted by Beneficiary in the State of Nevada, under the laws of such state and shall be construed, interpreted, enforced and governed by and in accordance with the laws of such state.

6.    CONTEXT

        In this First Amendment, whenever the context so requires, the neuter includes the masculine and feminine, and the singular includes the plural, and vice versa.

7.    INTERPRETATION

        As used in this First Amendment, unless the context clearly required otherwise: The terms "herein" or "hereunder" and similar terms without reference to a particular shall refer to the entire First Amendment and not just to the paragraph in which such terms appear; the term "lien" shall also mean a security interest, and the term "security interest" shall also mean a lien.

        IN WITNESS WHEREOF, MGI and Beneficiary have executed this First Amendment to Deed of Trust as of the day and year first above written.

"TRUSTOR"
MARKET GAMING, INC., a Nevada corporation
By:	/s/ Edward J. Herbst Edward J. Herbst
Its:	President
"BENEFICIARY"
THE BANK OF NEW YORK, a New York banking corporation
By:

Its:

        IN WITNESS WHEREOF, MGI and Beneficiary have executed this First Amendment to Deed of Trust as of the day and year first above written.

"TRUSTOR"
MARKET GAMING, INC., a Nevada corporation
By:	/s/ Edward J. Herbst Edward J. Herbst
Its:	President
"BENEFICIARY"
THE BANK OF NEW YORK, a New York banking corporation
By:	/s/ Stacey B. Poindexter Stacey B. Poindexter
Its:	Assistant Treasurer

STATE OF NEVADA              } ss.
COUNTY OF CLARK

        This instrument was acknowledged before me on 2/7/03 by Edward J. Herbst, as President of Market Gaming, Inc., a Nevada corporation.

JANICE R. DONELSON Notary Public—Nevada No. 99-39315-1 My appt. exp. Nov. 20, 2003	/s/ Janice R. Donelson NOTARY PUBLIC

STATE OF NEW YORK              } ss.
COUNTY OF NEW YORK

        This instrument was acknowledged before me on ________________ by ________________, as ________________ of The Bank of New York, a New York banking corporation.

NOTARY PUBLIC

STATE OF NEVADA              } ss.
COUNTY OF CLARK

        This instrument was acknowledged before me on 2/7/03 by Edward J. Herbst, as President of Market Gaming, Inc., a Nevada corporation.

JANICE R. DONELSON Notary Public—Nevada No. 99-39315-1 My appt. exp. Nov. 20, 2003	/s/ Janice R. Donelson NOTARY PUBLIC

STATE OF NEW YORK              } ss.
COUNTY OF NEW YORK

        This instrument was acknowledged before me on _________________________ by Stacey Poindexter, as Assistant Treasurer of The Bank of New York, a New York banking corporation.

/s/ William J. Cassels NOTARY PUBLIC
WILLIAM J. CASSELS NOTARY PUBLIC, STATE OF NEW YORK NO. 01CA5027729 QUALIFIED IN BRONX COUNTY COMMISSION EXPIRES MAY 18, 2006

EXHIBIT A

LEGAL DESCRIPTION

EXHIBIT "A"

LEGAL DESCRIPTION OF REAL PROPERTY

        The land referred to herein is situated in the State of Nevada, County of Clark, and is described as follows:

        That portion of the North Half (N 1/2) of the Southwest Quarter (SW 1/4) of Section 17, Township 22 South, Range 63 East, M.D.B. & M., described as follows:

        Parcel 2-2-C as shown by map thereof in File 75 of Parcel Maps, Page 51, recorded April 21, 1993 in Book 930421 as Document No. 01091 of Official Records, Clark County, Nevada.

Schedule 5

When Recorded Mail to:

John N. Brewer
Kummer Kaempfer Bonner & Renshaw
3800 Howard Hughes Parkway
Seventh Floor
Las Vegas, Nevada 89109

APN 04453105

FIRST AMENDMENT TO
DEED OF TRUST

        THIS FIRST AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "First Amendment"), among E-T-T Enterprises L.L.C., a Nevada limited-liability company, as trustor ("ETTE" or "Trustor"), and The Bank of New York, a national banking association, as beneficiary ("Beneficiary"), dated as of February 6, 2003 is made with reference to the following facts and purposes:

RECITALS

        A.    ETTE executed and delivered to National Title Company, a Nevada corporation, as trustee ("Trustee"), for the benefit of Beneficiary, a Deed of Trust with Assignment of Rents and Fixture Filing dated August 24, 2001 (the "Deed of Trust"), affecting the real property described in Exhibit "A" attached hereto and incorporated herein by reference (the "Land"). The Deed of Trust was recorded on August 24, 2001, as Document No. 520026, in the Nye County, Nevada Recorder's Office.

        B.    The Deed of Trust secures the obligations of ETTE under that certain Indenture dated as of August 24, 2001 ("Original Indenture"), as amended by that certain First Supplemental Indenture, dated as of August 23, 2002 (the "First Supplemental Indenture") and the Second Supplemental Indenture, dated as of January 23, 2003 (the "Second Supplemental Indenture" and together with the Original Indenture and the First Supplemental Indenture, the "Indenture").

        C.    ETTE, along with Herbst Gaming, Inc., a Nevada corporation ("Herbst Gaming"), and other subsidiaries of Herbst Gaming and the Beneficiary have executed and delivered the Third Supplemental Indenture dated as of February 6, 2003 (the "Third Supplemental Indenture"), for the purposes of amending certain terms and provisions of the Deed of Trust and other Collateral Documents, (defined in the Indenture) to clarify that Additional Notes (defined in the Indenture) are permitted to be issued under the Indenture.

        The parties hereto desire to execute, deliver and record this First Amendment in order to clarify the amount of indebtedness that this Deed of Trust is securing.

        NOW, THEREFORE, pursuant to the foregoing, ETTE and Beneficiary hereby agree as follows:

1.    AMENDMENT

        The text contained in the following Section of the Deed of Trust is hereby amended as set forth below:

          1.1. Clause (a) of Section 1.02 of the Deed of Trust is amended to read in its entirety as follows:

            "...(a) payment of the indebtedness evidenced by Trustor's $217,000,000 principal amount of 10 3/4% Senior Secured Notes due 2008 (the "Notes") issued pursuant to the Indenture, and any extension, modification or renewal thereof,..."

2.    EFFECT OF AMENDMENT

        2.1. Other than as set forth in Section 1 herein, this First Amendment in no way acts as a release or relinquishment of, and in no way affects the liens, security interests and rights created by or arising under the Deed of Trust, or the priority thereof; and ETTE and Beneficiary jointly affirm, reaffirm and agree that the Deed of Trust secures the full performance of each and every obligation secured by the Deed of Trust, and continues to be effective as, and to constitute, a lien and charge on the Property (defined in the Deed of Trust) to the full extent of all obligations secured thereby (other than as set forth in Section 1 herein).

        2.2. This First Amendment shall not prejudice any present or future rights, remedies, benefits or powers belonging or accruing to Beneficiary or Trustee under the terms of the Deed of Trust, and without limitation of the foregoing, Beneficiary reserves all rights which it has against Herbst Gaming or any guarantor, including, but not limited to, ETTE.

        2.3. In the event of any conflict between the terms of the Deed of Trust and the provisions of this First Amendment, the terms of this First Amendment shall control. This First Amendment shall be deemed to form a part of the Deed of Trust, and except as specifically amended herein, the terms of the Deed of Trust shall remain unaffected and unchanged by reason of the amendment described herein.

        2.4. The execution and/or acceptance of this First Amendment by Beneficiary shall not be deemed or construed as (i) a novation or an accord or satisfaction of any of Herbst Gaming's duties, obligations and liabilities contained in the Indenture or the Collateral Documents; (ii) a waiver, modification, restriction or limitation of any and all of Beneficiary's rights and benefits arising under the Indenture or the Collateral Documents by operation or law, or otherwise, to demand full, complete and strict performance of the duties, obligations and liabilities contained in the Indenture or the Collateral Documents, as amended; or (iii) a precedent, and that Beneficiary shall be under no obligation, express or implied, to grant ETTE any future or further modifications and/or amendments to any or all of the Indenture or Collateral Documents.

3.    HEIRS, SUCCESSORS AND ASSIGNS

        All covenants and agreements contained in this First Amendment, by or on behalf of ETTE or Beneficiary shall bind and inure to the benefit of their respective heirs, successors and assigns, whether so expressed or not.

4.    HEADINGS

        The headings of the articles, sections, paragraphs and subdivisions of this First Amendment are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

5.    GOVERNING LAW

        This First Amendment is made by ETTE and accepted by Beneficiary in the State of Nevada, under the laws of such state and shall be construed, interpreted, enforced and governed by and in accordance with the laws of such state.

6.    CONTEXT

        In this First Amendment, whenever the context so requires, the neuter includes the masculine and feminine, and the singular includes the plural, and vice versa.

7.    INTERPRETATION

        As used in this First Amendment, unless the context clearly required otherwise: The terms "herein" or "hereunder" and similar terms without reference to a particular shall refer to the entire First Amendment and not just to the paragraph in which such terms appear; the term "lien" shall also mean a security interest, and the term "security interest" shall also mean a lien.

        IN WITNESS WHEREOF, ETTE and Beneficiary have executed this First Amendment to Deed of Trust as of the day and year first above written.

"TRUSTOR"
E-T-T ENTERPRISES L.L.C., a Nevada limited-liability company
By:	/s/ Edward J. Herbst Edward J. Herbst Manager
"BENEFICIARY"
THE BANK OF NEW YORK, a New York banking corporation
By:

Its:

        IN WITNESS WHEREOF, ETTE and Beneficiary have executed this First Amendment to Deed of Trust as of the day and year first above written.

"TRUSTOR"
E-T-T ENTERPRISES L.L.C., a Nevada limited-liability company
By:	/s/ Edward J. Herbst Edward J. Herbst Manager
"BENEFICIARY"
THE BANK OF NEW YORK, a New York banking corporation
By:	/s/ Stacey B. Poindexter Stacey B. Poindexter
Its:	Assistant Treasurer

STATE OF NEVADA              } ss.
COUNTY OF CLARK

        This instrument was acknowledged before me on 2/7/03 by Edward J. Herbst, as Manager of E-T-T Enterprises L.L.C., a Nevada limited-liability company.

JANICE R. DONELSON Notary Public—Nevada No. 99-39315-1 My appt. exp. Nov. 20, 2003	/s/ Janice R. Donelson NOTARY PUBLIC

STATE OF NEW YORK              } ss.
COUNTY OF NEW YORK

        This instrument was acknowledged before me on ________________ by ________________, as vof The Bank of New York, a New York banking corporation.

NOTARY PUBLIC

STATE OF NEVADA              } ss.
COUNTY OF CLARK

        This instrument was acknowledged before me on 2/7/03 by Edward J. Herbst, as Manager of E-T-T Enterprises L.L.C., a Nevada limited-liability company.

JANICE R. DONELSON Notary Public—Nevada No. 99-39315-1 My appt. exp. Nov. 20, 2003	/s/ Janice R. Donelson NOTARY PUBLIC

STATE OF NEW YORK              } ss.
COUNTY OF NEW YORK

        This instrument was acknowledged before me on _________________________ by Stacey Poindexter, as Assistant Treasurer of The Bank of New York, a New York banking corporation.

/s/ William J. Cassels NOTARY PUBLIC
WILLIAM J. CASSELS NOTARY PUBLIC, STATE OF NEW YORK NO. 01CA5027729 QUALIFIED IN BRONX COUNTY COMMISSION EXPIRES MAY 18, 2006

EXHIBIT A

LEGAL DESCRIPTION

EXHIBIT "A"

LEGAL DESCRIPTION OF REAL PROPERTY

Schedule 6

When Recorded Mail to:

John N. Brewer
Kummer Kaempfer Bonner & Renshaw
3800 Howard Hughes Parkway
Seventh Floor
Las Vegas, Nevada 89109

APN 162-29-401-014

FIRST AMENDMENT TO
LEASEHOLD DEED OF TRUST

        THIS FIRST AMENDMENT TO LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "First Amendment"), among E-T-T, Inc., a Nevada corporation, as trustor ("ETT" or "Trustor"), and The Bank of New York, a national banking association, as beneficiary ("Beneficiary"), dated as of February 6, 2003 is made with reference to the following facts and purposes:

RECITALS

        A.    ETT executed and delivered to National Title Company, a Nevada corporation, as trustee ("Trustee"), for the benefit of Beneficiary, a Leasehold Deed of Trust with Assignment of Rents and Fixture Filing dated August 24, 2001 (the "Deed of Trust"), affecting the real property described in Exhibit "A" attached hereto and incorporated herein by reference (the "Land"). The Deed of Trust was recorded on August 24, 2001, in Book 20010824, as Instrument No. 1133, in the Clark County, Nevada Recorder's Office.

        B.    The Deed of Trust secures the obligations of ETT under that certain Indenture dated as of August 24, 2001 ("Original Indenture"), as amended by that certain First Supplemental Indenture, dated as of August 23, 2002 (the "First Supplemental Indenture") and the Second Supplemental Indenture, dated as of January 23, 2003 (the "Second Supplemental Indenture" and together with the Original Indenture and the First Supplemental Indenture, the "Indenture").

        C.    ETT, along with Herbst Gaming, Inc., a Nevada corporation ("Herbst Gaming"), and other subsidiaries of Herbst Gaming and the Beneficiary have executed and delivered the Third Supplemental Indenture dated as of February 6, 2003 (the "Third Supplemental Indenture"), for the purposes of amending certain terms and provisions of the Deed of Trust and other Collateral Documents, (defined in the Indenture) to clarify that Additional Notes (defined in the Indenture) are permitted to be issued under the Indenture.

        D.    The parties hereto desire to execute, deliver and record this First Amendment in order to clarify the amount of indebtedness that this Deed of Trust is securing.

        NOW, THEREFORE, pursuant to the foregoing, ETT and Beneficiary hereby agree as follows:

1.    AMENDMENT

        The text contained in the following Section of the Deed of Trust is hereby amended as set forth below:

          1.1. Clause (a) of Section 1.02 of the Deed of Trust is amended to read in its entirety as follows:

            "...(a) payment of the indebtedness evidenced by Trustor's $217,000,000 principal amount of 10 3/4% Senior Secured Notes due 2008 (the "Notes") issued pursuant to the Indenture, and any extension, modification or renewal thereof,..."

2.    EFFECT OF AMENDMENT

        2.1. Other than as set forth in Section 1 herein, this First Amendment in no way acts as a release or relinquishment of, and in no way affects the liens, security interests and rights created by or arising under the Deed of Trust, or the priority thereof; and ETT and Beneficiary jointly affirm, reaffirm and agree that the Deed of Trust secures the full performance of each and every obligation secured by the Deed of Trust, and continues to be effective as, and to constitute, a lien and charge on the Property (defined in the Deed of Trust) to the full extent of all obligations secured thereby (other than as set forth in Section 1 herein).

        2.2. This First Amendment shall not prejudice any present or future rights, remedies, benefits or powers belonging or accruing to Beneficiary or Trustee under the terms of the Deed of Trust, and without limitation of the foregoing, Beneficiary reserves all rights which it has against Herbst Gaming or any guarantor, including, but not limited to, ETT.

        2.3. In the event of any conflict between the terms of the Deed of Trust and the provisions of this First Amendment, the terms of this First Amendment shall control. This First Amendment shall be deemed to form a part of the Deed of Trust, and except as specifically amended herein, the terms of the Deed of Trust shall remain unaffected and unchanged by reason of the amendment described herein.

        2.4. The execution and/or acceptance of this First Amendment by Beneficiary shall not be deemed or construed as (i) a novation or an accord or satisfaction of any of Herbst Gaming's duties, obligations and liabilities contained in the Indenture or the Collateral Documents; (ii) a waiver, modification, restriction or limitation of any and all of Beneficiary's rights and benefits arising under the Indenture or the Collateral Documents by operation or law, or otherwise, to demand full, complete and strict performance of the duties, obligations and liabilities contained in the Indenture or the Collateral Documents, as amended; or (iii) a precedent, and that Beneficiary shall be under no obligation, express or implied, to grant ETT any future or further modifications and/or amendments to any or all of the Indenture or Collateral Documents.

3.    HEIRS, SUCCESSORS AND ASSIGNS

        All covenants and agreements contained in this First Amendment, by or on behalf of ETT or Beneficiary shall bind and inure to the benefit of their respective heirs, successors and assigns, whether so expressed or not.

4.    HEADINGS

        The headings of the articles, sections, paragraphs and subdivisions of this First Amendment are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

5.    GOVERNING LAW

        This First Amendment is made by ETT and accepted by Beneficiary in the State of Nevada, under the laws of such state and shall be construed, interpreted, enforced and governed by and in accordance with the laws of such state.

6.    CONTEXT

        In this First Amendment, whenever the context so requires, the neuter includes the masculine and feminine, and the singular includes the plural, and vice versa.

7.    INTERPRETATION

        As used in this First Amendment, unless the context clearly required otherwise: The terms "herein" or "hereunder" and similar terms without reference to a particular shall refer to the entire First Amendment and not just to the paragraph in which such terms appear; the term "lien" shall also mean a security interest, and the term "security interest" shall also mean a lien.

        IN WITNESS WHEREOF, ETTE and Beneficiary have executed this First Amendment to Deed of Trust as of the day and year first above written.

"TRUSTOR"
E-T-T, ENTERPRISES L.L.C., a Nevada limited-liability company
By:	/s/ Edward J. Herbst Edward J. Herbst
Its:	Manager
"BENEFICIARY"
THE BANK OF NEW YORK, a New York banking corporation
By:	/s/ Stacey B. Poindexter Stacey B. Poindexter
Its:	Assistant Treasurer

STATE OF NEVADA              }ss.
COUNTY OF CLARK

        This instrument was acknowledged before me on 2/7/03 by Edward J. Herbst, as Manager of E-T-T Enterprises L.L.C., a Nevada limited-liability company.

JANICE R. DONELSON Notary Public—Nevada No. 99-39315-1 My appt. exp. Nov. 20, 2003	/s/ Janice R. Donelson NOTARY PUBLIC

STATE OF NEW YORK              }ss.
COUNTY OF NEW YORK

        This instrument was acknowledged before me on _________________________ by Stacey Poindexter, as Assistant Treasurer of The Bank of New York, a New York banking corporation.

/s/ William J. Cassels NOTARY PUBLIC
WILLIAM J. CASSELS NOTARY PUBLIC, STATE OF NEW YORK NO. 01CA5027729 QUALIFIED IN BRONX COUNTY COMMISSION EXPIRES MAY 18, 2006

EXHIBIT A

LEGAL DESCRIPTION

EXHIBIT "A"

LEGAL DESCRIPTION OF REAL PROPERTY

        The land referred to herein is situated in the State of Nevada, County of Clark and is described as follows:

        PARCEL I:

        The South Half (S1/2) of the Northeast Quarter (NE1/4) of the Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of Section 29, Township 21 South, Range 61 East, M.D.B. & M.

        EXCEPTING THEREFROM the East 30,00 feet as conveyed to Clark County by Deed recorder September 7, 1995 as Document No. 1575 of Official Records, Clark County, Nevada.

        PARCEL II:

        The Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of Section 29, Township 21 South, Range 61 East, M.D.B. & M.

        EXCEPTING THEREFROM that portion Deeded to Clark County by Deeds recorded February 10, 1994 as Document Nos. 00001 and re-recorded March 24, 1994 as Document No. 00134 and re-recorded March 6, 1995 as Document No. 00903 of Official Records, Clark County Nevada described as follows:

        The East 30 feet of the Southeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of Section 29, Township 21 South, Range 61 East, M.D.M., together with the following described area as follows:

        COMMENCING at the Southwest corner of Section 29;

        THENCE Easterly along the South line of said Section, South 88° 32' 41" East 933.38 feet;

        THENCE at a right angle, North 01° 27' 19" East, 50 feet to a point on the Northerly right-of-way line of Russell Road and a point on a tangent curve concave Southerly, having a radius of 1,050 feet;

        THENCE Easterly along said curve, 18.32 feet through an arc of 00° 59' 58" with a tangent of 9.16 feet to a point on the West property line of the subject property, said point being the POINT OF BEGINNING;

        THENCE continuing Easterly along the curve last mentioned, 56.73 feet through an arc of 03° 05' 44" with a tangent of 28.37 feet to a point on a tangent line;

        THENCE South 84° 26' 59" East, 203.46 feet to a tangent curve concave to the Northwest having a radius of 25 feet;

        THENCE Northeasterly along said curve, 41.80 feet to a point on the West line of the East 30 feet of the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of the said Section 29;

        THENCE Southerly along said West line, 58.50 feet to the South line of said Section 29;

        THENCE Westerly along said line, North 88° 32' 41" West, 287.40 feet to the West line of the subject property;

        THENCE North 49.85 feet along the West line of the subject property to the POINT OF BEGINNING.

        PARCEL III:

        The North Half (N1/2) of the Northeast Quarter (NE1/4) of the Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) in Section 29, Township 21 South, Range 61 East, M.D.B. & M.

        EXCEPTING THEREFROM the North Thirty (30) feet and the East Thirty (30) feet of the North Half (N1/2) of the Northeast Quarter (SE1/4) of the Southeast Quarter (SE1/4) of the Southwest Quarter (SW1/4) of the Southwest Quarter (SW1/4) of Section 29, Township 21 South, Range 61 East, M.D.B. & M., Clark County, Nevada, together with that spandrel area of the Northeast corner thereof, also being the Southwest corner of the intersection of Dewey Drive and Polaris Avenue located bounded as follows: On the East and by the West line of said North Thirty (30) feet and on the Southwest by the arc of a curve, concave Southwesterly having a radius of Fifteen (15) feet that is tangent to the South line of said North Thirty feet (30) feet and the West line of said East Thirty (30) feet as conveyed to Clark County for road and other public purposes by Deed recorded December 4, 1995 in Book 951204 as Document Nos. 00715 and 00716 of Official Records, Clark County, Nevada.

Schedule 7

When Recorded Mail to:

John N. Brewer
Kummer Kaempfer Bonner & Renshaw
3800 Howard Hughes Parkway
Seventh Floor
Las Vegas, Nevada 89109

APN 179-17-303-012

FIRST AMENDMENT TO
LEASEHOLD DEED OF TRUST

        THIS FIRST AMENDMENT TO LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "First Amendment"), among Market Gaming, Inc., a Nevada corporation, as trustor ("MGI" or "Trustor"), and The Bank of New York, a national banking association, as beneficiary ("Beneficiary"), dated as of February 6, 2003 is made with reference to the following facts and purposes:

RECITALS

        A.    MGI executed and delivered to National Title Company, a Nevada corporation, as trustee ("Trustee"), for the benefit of Beneficiary, a Leasehold Deed of Trust with Assignment of Rents and Fixture Filing dated August 24, 2001 (the "Deed of Trust"), affecting the real property described in Exhibit "A" attached hereto and incorporated herein by reference (the "Land"). The Deed of Trust was recorded on August 24, 2001, in Book 20010824, as Instrument No. 1136, in the Clark County, Nevada Recorder's Office.

        B.    The Deed of Trust secures the obligations of MGI under that certain Indenture dated as of August 24, 2001 ("Original Indenture"), as amended by that certain First Supplemental Indenture, dated as of August 23, 2002 (the "First Supplemental Indenture") and the Second Supplemental Indenture, dated as of January 23, 2003 (the "Second Supplemental Indenture" and together with the Original Indenture and the First Supplemental Indenture, the "Indenture").

        C.    MGI, along with Herbst Gaming, Inc., a Nevada corporation ("Herbst Gaming"), and other subsidiaries of Herbst Gaming and the Beneficiary have executed and delivered the Third Supplemental Indenture dated as of February 6, 2003 (the "Third Supplemental Indenture"), for the purposes of amending certain terms and provisions of the Deed of Trust and other Collateral Documents, (defined in the Indenture) to clarify that Additional Notes (defined in the Indenture) are permitted to be issued under the Indenture.

        D.    The parties hereto desire to execute, deliver and record this First Amendment in order to clarify the amount of indebtedness that this Deed of Trust is securing.

        NOW, THEREFORE, pursuant to the foregoing, MGI and Beneficiary hereby agree as follows:

1.    AMENDMENT

        The text contained in the following Section of the Deed of Trust is hereby amended as set forth below:

          1.1. Clause (a) of Section 1.02 of the Deed of Trust is amended to read in its entirety as follows:

            "...(a) payment of the indebtedness evidenced by Trustor's $217,000,000 principal amount of 10 3/4% Senior Secured Notes due 2008 (the "Notes") issued pursuant to the Indenture, and any extension, modification or renewal thereof,..."

2.    EFFECT OF AMENDMENT

          2.1. Other than as set forth in Section 1 herein, this First Amendment in no way acts as a release or relinquishment of, and in no way affects the liens, security interests and rights created by or arising under the Deed of Trust, or the priority thereof; and MGI and Beneficiary jointly affirm, reaffirm and agree that the Deed of Trust secures the full performance of each and every obligation secured by the Deed of Trust, and continues to be effective as, and to constitute, a lien and charge on the Property (defined in the Deed of Trust) to the full extent of all obligations secured thereby (other than as set forth in Section 1 herein).

          2.2. This First Amendment shall not prejudice any present or future rights, remedies, benefits or powers belonging or accruing to Beneficiary or Trustee under the terms of the Deed of Trust, and without limitation of the foregoing, Beneficiary reserves all rights which it has against Herbst Gaming or any guarantor, including, but not limited to, MGI.

          2.3. In the event of any conflict between the terms of the Deed of Trust and the provisions of this First Amendment, the terms of this First Amendment shall control. This First Amendment shall be deemed to form a part of the Deed of Trust, and except as specifically amended herein, the terms of the Deed of Trust shall remain unaffected and unchanged by reason of the amendment described herein.

          2.4. The execution and/or acceptance of this First Amendment by Beneficiary shall not be deemed or construed as (i) a novation or an accord or satisfaction of any of Herbst Gaming's duties, obligations and liabilities contained in the Indenture or the Collateral Documents; (ii) a waiver, modification, restriction or limitation of any and all of Beneficiary's rights and benefits arising under the Indenture or the Collateral Documents by operation or law, or otherwise, to demand full, complete and strict performance of the duties, obligations and liabilities contained in the Indenture or the Collateral Documents, as amended; or (iii) a precedent, and that Beneficiary shall be under no obligation, express or implied, to grant MGI any future or further modifications and/or amendments to any or all of the Indenture or Collateral Documents.

3.    HEIRS, SUCCESSORS AND ASSIGNS

        All covenants and agreements contained in this First Amendment, by or on behalf of MGI or Beneficiary shall bind and inure to the benefit of their respective heirs, successors and assigns, whether so expressed or not.

4.    HEADINGS

        The headings of the articles, sections, paragraphs and subdivisions of this First Amendment are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

5.    GOVERNING LAW

        This First Amendment is made by MGI and accepted by Beneficiary in the State of Nevada, under the laws of such state and shall be construed, interpreted, enforced and governed by and in accordance with the laws of such state.

6.    CONTEXT

        In this First Amendment, whenever the context so requires, the neuter includes the masculine and feminine, and the singular includes the plural, and vice versa.

7.    INTERPRETATION

        As used in this First Amendment, unless the context clearly required otherwise: The terms "herein" or "hereunder" and similar terms without reference to a particular shall refer to the entire First Amendment and not just to the paragraph in which such terms appear; the term "lien" shall also mean a security interest, and the term "security interest" shall also mean a lien.

        IN WITNESS WHEREOF, MGI and Beneficiary have executed this First Amendment to Deed of Trust as of the day and year first above written.

"TRUSTOR"
MARKET GAMING, INC., a Nevada corporation
By:	/s/ Edward J. Herbst Edward J. Herbst
Its:	President
"BENEFICIARY"
THE BANK OF NEW YORK, a New York banking corporation
By:	/s/ Stacey B. Poindexter Stacey B. Poindexter
Its:	Assistant Treasurer

STATE OF NEVADA              } ss.
COUNTY OF CLARK

        This instrument was acknowledged before me on 2/7/03 by Edward J. Herbst, as President of Market Gaming, Inc., a Nevada corporation.

JANICE R. DONELSON Notary Public—Nevada No. 99-39315-1 My appt. exp. Nov. 20, 2003	/s/ Janice R. Donelson NOTARY PUBLIC

STATE OF NEW YORK              } ss.
COUNTY OF NEW YORK

        This instrument was acknowledged before me on _________________________ by Stacey Poindexter, as Assistant Treasurer of The Bank of New York, a New York banking corporation.

/s/ William J. Cassels NOTARY PUBLIC
WILLIAM J. CASSELS NOTARY PUBLIC, STATE OF NEW YORK NO. 01CA5027729 QUALIFIED IN BRONX COUNTY COMMISSION EXPIRES MAY 18, 2006

EXHIBIT A

LEGAL DESCRIPTION

EXHIBIT "A"

LEGAL DESCRIPTION OF REAL PROPERTY

        The land referred to herein is situated in the State of Nevada, County of Clark and is described as follows:

        PARCEL I:

        That portion of Section 17, Township 22 South, Range 63 East, M.D.M., described as follows:

        COMMENCING at the West Quarter (W1/4) corner of said Section 17; thence North 00° 06' 00" East along the West line of the Northwest Quarter (NW1/4) of said Section 17, a distance of 344.47 feet to a point on the Northeasterly right of way line of U.S. Highway No. 93-95-466 (400.00 feet wide); thence South 42° 23' 20" East along said right of way line, a distance of 1972.66 feet; thence North 47° 36' 40" East, a distance of 176.29 feet to the True Point of Beginning; thence continuing North 47° 36' 40" East, a distance of 176.29 feet to the True Point of Beginning; thence continuing North 47° 36' 40" East, a distance of 203.71 feet; thence South 42° 23' 20" East, a distance of 148.71 feet; thence South 47° 36' 40" West, a distance of 203.71 feet; thence North 42° 23' 20" West, a distance of 148.71 feet to the True Point of Beginning.

        PARCEL II:

        A non-exclusive easement for ingress, egress, and parking over the unimproved portions of the following described in Parcel A, as provided for in that certain instrument entitled "Declaration" and recorded November 15, 1960 in Book 269 as Document No. 217787, Official Records and as amended by that certain instrument entitled "Amendment to Declaration" recorded August 2, 1978 in Book 924 as Document No. 883234, Official Records.

        PARCEL A:

        That portion of the North Half (N1/2) of the Southwest Quarter (SW1/4) of Section 17, Township 22 South, Range 63 East, M.D.B.& M., more particularly described as Parcel 2-2-A, as shown by map thereof on file in File 75 of Parcel Maps, Page 51, in the Office of the County Recorder of Clark County, Nevada.

        PARCEL III:

        A non-exclusive easement for ingress, egress, access and parking over the unimproved portions of the hereafter described Parcels B and C, as provided for in that certain

        Reciprocal Easement Agreement recorded November 12, 1993 in Book 931112 as Document No. 01423, Official Records.

        PARCEL B:

        That portion of the North Half (N1/2) of the Southwest Quarter (SW1/4) of Section 17, Township 22 South, Range 63 East, M.D.B. & M., particularly described as Parcel 2-2-B, as shown by map thereof in File 75 of Parcel Maps, Page 51, in the Office of the County Recorder of Clark County, Nevada.

        PARCEL C:

        A tract of land being a portion of Lot 2-2-A of Parcel Map recorded in Parcel Map File 75, Page 51, of the Records of Clark County, Nevada, more particularly described as follows:

        BEGINNING at the most Westerly corner of Lot 2-2-B of said Parcel Map, also being a corner on the Southwesterly boundary line of said Lot 2-2-A; thence along the boundary line common to both said Lot 2-2-A and Lot 2-2-B on the following three (3) courses: 1) North 47° 36'40" East, 105.00 feet;

thence 2) South 42° 23'20" East, 96.50 feet; thence 3) South 47° 36'40" West, 105.00 feet; thence continuing along the Southwesterly boundary line of said Lot 2-2-A, South 42° 23'20" East, 65.77 feet; thence departing said Southwesterly boundary line of Lot 2-2-A, North 47° 36'40" East, 110.62 feet; thence North 42° 23'20" West, 167.19 feet; thence South 47° 36'40" West, 110.62 feet to a point on the Southwesterly boundary line of said Lot 2-2-A; thence along said Southwesterly boundary line, South 42° 23' 20" East, 4.92 feet to the Point of Beginning.

Schedule 8

When Recorded Mail to:

John N. Brewer
Kummer Kaempfer Bonner & Renshaw
3800 Howard Hughes Parkway
Seventh Floor
Las Vegas, Nevada 89109

APN 03828313

FIRST AMENDMENT TO
LEASEHOLD DEED OF TRUST

        THIS FIRST AMENDMENT TO LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "First Amendment"), among E-T-T Enterprises L.L.C., a Nevada limited-liability company, as trustor ("ETTE" or "Trustor"), and The Bank of New York, a national banking association, as beneficiary ("Beneficiary"), dated as of February 6, 2003 is made with reference to the following facts and purposes:

RECITALS

        A.    ETTE executed and delivered to National Title Company, a Nevada corporation, as trustee ("Trustee"), for the benefit of Beneficiary, a Leasehold Deed of Trust with Assignment of Rents and Fixture Filing dated August 24, 2001 (the "Deed of Trust"), affecting the real property described in Exhibit "A" attached hereto and incorporated herein by reference (the "Land"). The Deed of Trust was recorded on August 24, 2001 in the Nye County, Nevada Recorder's Office.

        B.    The Deed of Trust secures the obligations of ETTE under that certain Indenture dated as of August 24, 2001 ("Original Indenture"), as amended by that certain First Supplemental Indenture, dated as of August 23, 2002 (the "First Supplemental Indenture") and the Second Supplemental Indenture, dated as of January 23, 2003 (the "Second Supplemental Indenture" and together with the Original Indenture and the First Supplemental Indenture, the "Indenture").

        C.    ETTE, along with Herbst Gaming, Inc., a Nevada corporation ("Herbst Gaming"), and other subsidiaries of Herbst Gaming and the Beneficiary have executed and delivered the Third Supplemental Indenture dated as of February 6, 2003 (the "Third Supplemental Indenture"), for the purposes of amending certain terms and provisions of the Deed of Trust and other Collateral Documents, (defined in the Indenture) to clarify that Additional Notes (defined in the Indenture) are permitted to be issued under the Indenture.

        D.    The parties hereto desire to execute, deliver and record this First Amendment in order to clarify the amount of indebtedness that this Deed of Trust is securing.

        NOW, THEREFORE, pursuant to the foregoing, ETTE and Beneficiary hereby agree as follows:

1.    AMENDMENT

        The text contained in the following Section of the Deed of Trust is hereby amended as set forth below:

          1.1. Clause (a) of Section 1.02 of the Deed of Trust is amended to read in its entirety as follows:

            "...(a) payment of the indebtedness evidenced by Trustor's $217,000,000 principal amount of 10 3/4% Senior Secured Notes due 2008 (the "Notes") issued pursuant to the Indenture, and any extension, modification or renewal thereof,..."

2.    EFFECT OF AMENDMENT

        2.1. Other than as set forth in Section 1 herein, this First Amendment in no way acts as a release or relinquishment of, and in no way affects the liens, security interests and rights created by or arising under the Deed of Trust, or the priority thereof; and ETTE and Beneficiary jointly affirm, reaffirm and agree that the Deed of Trust secures the full performance of each and every obligation secured by the Deed of Trust, and continues to be effective as, and to constitute, a lien and charge on the Property (defined in the Deed of Trust) to the full extent of all obligations secured thereby (other than as set forth in Section 1 herein).

        2.2. This First Amendment shall not prejudice any present or future rights, remedies, benefits or powers belonging or accruing to Beneficiary or Trustee under the terms of the Deed of Trust, and without limitation of the foregoing, Beneficiary reserves all rights which it has against Herbst Gaming or any guarantor, including, but not limited to, ETTE.

        2.3. In the event of any conflict between the terms of the Deed of Trust and the provisions of this First Amendment, the terms of this First Amendment shall control. This First Amendment shall be deemed to form a part of the Deed of Trust, and except as specifically amended herein, the terms of the Deed of Trust shall remain unaffected and unchanged by reason of the amendment described herein.

        2.4. The execution and/or acceptance of this First Amendment by Beneficiary shall not be deemed or construed as (i) a novation or an accord or satisfaction of any of Herbst Gaming's duties, obligations and liabilities contained in the Indenture or the Collateral Documents; (ii) a waiver, modification, restriction or limitation of any and all of Beneficiary's rights and benefits arising under the Indenture or the Collateral Documents by operation or law, or otherwise, to demand full, complete and strict performance of the duties, obligations and liabilities contained in the Indenture or the Collateral Documents, as amended; or (iii) a precedent, and that Beneficiary shall be under no obligation, express or implied, to grant ETTE any future or further modifications and/or amendments to any or all of the Indenture or Collateral Documents.

3.    HEIRS, SUCCESSORS AND ASSIGNS

        All covenants and agreements contained in this First Amendment, by or on behalf of ETTE or Beneficiary shall bind and inure to the benefit of their respective heirs, successors and assigns, whether so expressed or not.

4.    HEADINGS

        The headings of the articles, sections, paragraphs and subdivisions of this First Amendment are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

5.    GOVERNING LAW

        This First Amendment is made by ETTE and accepted by Beneficiary in the State of Nevada, under the laws of such state and shall be construed, interpreted, enforced and governed by and in accordance with the laws of such state.

6.    CONTEXT

        In this First Amendment, whenever the context so requires, the neuter includes the masculine and feminine, and the singular includes the plural, and vice versa.

7.    INTERPRETATION

        As used in this First Amendment, unless the context clearly required otherwise: The terms "herein" or "hereunder" and similar terms without reference to a particular shall refer to the entire First Amendment and not just to the paragraph in which such terms appear; the term "lien" shall also mean a security interest, and the term "security interest" shall also mean a lien.

        IN WITNESS WHEREOF, ETT and Beneficiary have executed this First Amendment to Deed of Trust as of the day and year first above written.

"TRUSTOR"
E-T-T ENTERPRISES L.L.C., a Nevada limited-liability company
By:	/s/ Edward J. Herbst Edward J. Herbst Manager
"BENEFICIARY"
THE BANK OF NEW YORK, a New York banking corporation
By:	/s/ Stacey B. Poindexter Stacey B. Poindexter
Its:	Assistant Treasurer

STATE OF NEVADA              } ss.
COUNTY OF CLARK

        This instrument was acknowledged before me on 2/7/03 by Edward J. Herbst, as President of E-T-T, Inc. a Nevada corporation.

JANICE R. DONELSON Notary Public—Nevada No. 99-39315-1 My appt. exp. Nov. 20, 2003	/s/ Janice R. Donelson NOTARY PUBLIC

STATE OF NEW YORK              } ss.
COUNTY OF NEW YORK

        This instrument was acknowledged before me on                          by Stacey Poindexter, as Assistant Treasurer of The Bank of New York, a New York banking corporation.

/s/ William J. Cassels NOTARY PUBLIC
WILLIAM J. CASSELS NOTARY PUBLIC, STATE OF NEW YORK NO. 01CA5027729 QUALIFIED IN BRONX COUNTY COMMISSION EXPIRES MAY 18, 2006

EXHBIT A

LEGAL DESCRIPTION

EXHIBIT "A"

LEGAL DESCRIPTION OF REAL PROPERTY

        The land referred to herein is situated in the State of Nevada, County of Clark and is described as follows:

          Lots 1, 2, 3 and 4 in Block 4 of CALVADA VALLEY UNIT NO. 6, shown by map thereof recorded February 5, 1973 in the Office of the County Recorder of Nye County, under Document No. 36024, Nye County, Nevada records.

          Excepting therefrom all oil, gas, and mineral rights, if any, as disclosed by Deed recorded January 10, 1961 in Book 43, Page 374 of Official Records, Nye County, Nevada

        ASSESSOR'S PARCEL NUMBER FOR 2001 - 2001: 38-283-13

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ASSIGNMENT FORM
OPTION OF HOLDER TO ELECT PURCHASE
Schedule 1
10 3/4% Series B Senior Secured Notes due 2008
ASSIGNMENT FORM
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Schedule 2
SECOND AMENDMENT TO SECURITY AGREEMENT
SCHEDULE A List of Subsidiaries
Schedule 3
SECOND AMENDMENT TO DEED OF TRUST
EXHIBIT A LEGAL DESCRIPTION
EXHIBIT "A" LEGAL DESCRIPTION OF REAL PROPERTY
Schedule 4
FIRST AMENDMENT TO DEED OF TRUST
EXHIBIT A LEGAL DESCRIPTION
EXHIBIT "A" LEGAL DESCRIPTION OF REAL PROPERTY
Schedule 5
FIRST AMENDMENT TO DEED OF TRUST
EXHIBIT A
LEGAL DESCRIPTION
EXHIBIT "A" LEGAL DESCRIPTION OF REAL PROPERTY
Schedule 6
FIRST AMENDMENT TO LEASEHOLD DEED OF TRUST
EXHIBIT A LEGAL DESCRIPTION
EXHIBIT "A" LEGAL DESCRIPTION OF REAL PROPERTY
Schedule 7
FIRST AMENDMENT TO LEASEHOLD DEED OF TRUST
EXHIBIT A LEGAL DESCRIPTION
EXHIBIT "A" LEGAL DESCRIPTION OF REAL PROPERTY
Schedule 8
FIRST AMENDMENT TO LEASEHOLD DEED OF TRUST
RECITALS
EXHBIT A LEGAL DESCRIPTION
EXHIBIT "A" LEGAL DESCRIPTION OF REAL PROPERTY